Exhibit 10.1

                     Confidential Treatment Requested as to
                Certain Information Contained in this Exhibit

          THIRD AMENDMENT TO AMENDED AND RESTATED LICENSE AGREEMENT
                         DATED FEBRUARY 2, 2000 BETWEEN
        TOMMY HILFIGER LICENSING, INC. and THE STRIDE RITE CORPORATION




      AGREEMENT entered into this 9th day of January, 2004, by and between TOMMY HILFIGER LICENSING, INC., having an address at University Plaza - Bellevue Building, 262 Chapman Road, Suite 103A, Newark, Delaware 19702 (hereinafter referred to as "Licensor") and THE STRIDE RITE CORPORATION, a Massachusetts corporation, having its offices at 191 Spring Street, P. O. Box 9191, Lexington, Massachusetts 02173-9191 (hereinafter referred to as "Licensee").


                              W I T N E S S E T H :

      WHEREAS, Licensor and Licensee entered into an Amended and Restated License Agreement dated February 2, 2000, which license was previously amended by amendments dated June 20, 2001 and October 3, 2002 (the Amended and Restated License Agreement as previously amended is hereinafter referred to as the "License"); and

      WHEREAS, the parties have agreed to the amendments to said License contained herein;

      NOW, THEREFORE, the parties hereto, in consideration of the mutual agreements herein contained and promises herein expressed, and for other good consideration acknowledged by each of them to be satisfactory and adequate, do hereby agree as follows:

      1. Unless otherwise specified herein, all capitalized terms used herein shall have the meanings ascribed to them in the License.

      2.          The following is hereby inserted into the License as Paragraph
                  1.3A:

            "1.3A.      Career Line shall mean Licensed Products bearing the "H
                  Hilfiger" trademark."

      3. Paragraph 1.4 of the License is hereby amended by adding the following at the end thereof:

            ", although they were originally intended for sale to such customers. Close-Outs shall not include Licensed Products specifically manufactured for Close-Out customers, which Licensed Products may not be manufactured without Licensor's express written approval."

4. The following is hereby inserted into the License as Paragraph 1.14A:

            "1.14A Program Sales shall mean the following which are, with the written approval of Licensor, manufactured specifically for sale to approved customers who regularly deal in Close-Outs: (a) Licensed Products, for which at least six (6) months have passed since their initial introduction at market as Licensed Products, and (b) products distinct from Licensed Products which have theretofore been sold by Licensee to its non-Close-Out customers. Program Sales shall not be deemed to be Close-Out sales hereunder."

      5. Effective March 31, 2004, Paragraph 1.18 and 2.3 and all other paragraphs including references to Mexico shall be amended to delete "Mexico" therefrom.

      6. Paragraph 2.7(c) of the License is hereby amended by deleting the second sentence thereof and replacing it with the following:

            "Licensee will fixture each in-store shop and area dedicated to sale of Licensed Products and will commence a program of refixturing the same within sixty (60) days after notice from Licensor. Such program must be completed within one (1) year thereafter. Licensee will also visually enhance each in-store shop and area dedicated to the sale of Licensed Products and will update the visual enhancements within sixty (60) days after notice from Licensor or, without notice from Licensor, no less often than every three (3) months during the Term."

      7. Paragraph 2.8 of the License is hereby amended by adding the following to the end thereof:

            "Licensee will, within thirty (30) days of Licensor's request, supply documentation evidencing such timely delivery during the preceding quarter."

      8. Paragraph 3.1 of the License is hereby amended by changing "March 31, 2004" in the first sentence thereof to "March 31, 2007".

      9. Paragraph 4.2 of the License is hereby amended by:

            (a) adding the following to the bottom of the first chart appearing therein:

                                 Minimum Sales Level
            "Annual Period       Total                       Career Line
                                 (excluding Career Line)

            4/1/04 - 3/31/05     $___________                $___________
            4/1/05 - 3/31/06     $___________                $___________
            4/1/06 - 3/31/07     $___________                $__________

            (b) deleting the Category/Annual Minimum Sales Level chart appearing therein along with the paragraph leading into such chart and replacing it with the following:

            "In each Annual Period, each category of Licensed Products must account for the following listed percentages of Licensee's total Net Sales (excluding Net Sales of Career Line):

            Category               Percentage of Net Sales
                                   (excluding Net Sales of Career Line)

            Mens                   _____%
            Womens                 _____%
            Childrens              _____%


            Licensee's Net Sales of Program Sales may not account for more than _____ (____%) percent of the Minimum Sales Level. Further, Program Sales may not account for more than ______ (____%) percent of total Net Sales in any Annual Period."

      10. Paragraph 5.2 of the License is hereby amended by adding the following at the end of the second sentence thereof:

            ", except that the Guaranteed Minimum Royalty for Career Line for the Annual Period from 4/1/04 - 3/31/05 only shall be $----------."

      11. Paragraph 5.3 of the License is hereby amended by inserting the following after the portion of the Paragraph which was inserted from the First
Amendment:

            "For Career Line during the Annual Period from 4/1/04 - 3/31/05 only, ____% shall be reduced to ____% and ____% shall be reduced to ____% in the above formula."

      12. Paragraph 5.9 of the License is hereby amended by changing the name of the bank from "Chemical Bank" to "J.P. Morgan Chase Bank".

      13. Paragraph 7.1 of the License is hereby amended by adding the following to the chart appearing therein:

                                         Guaranteed Minimum Advertising
            "Annual Period       Total                       Career Line
                                 (excluding Career Line)

            4/1/04 - 3/31/05     $__________                 $__________
            4/1/05 - 3/31/06     $__________                 $__________
            4/1/06 - 3/31/07     $__________                 $__________"

      14. Paragraph 7.2 of the License is hereby amended by inserting the following at the end thereof:

            "For Career Line, for the Annual Period from 4/1/04 - 3/31/05 only, ____% shall be reduced to ____% in the above formula and thereafter, Licensee shall receive a credit of no more than ____% against such ____% for Licensee's expenditures for cooperative advertising relating to such line. In order to receive this credit, Licensee must, on a quarterly basis, provide Licensor evidence acceptable to Licensor of the expenditures prior to receiving the credit."

      15. Paragraph 7.3 of the License is hereby amended by changing "__________ (____%)" in the second sentence to "__________ (____%)".

      16. Paragraph 8.3 of the License is hereby amended by inserting the following after the fourth sentence thereof:

            "In addition, any such approvals will authorize Licensee to make only such quantities of the approved item as Licensee reasonably expects to sell to its regular customers."

      17. Paragraph 8.13(b) of the License is hereby amended by inserting the following after the first sentence thereof:

            "Approval by Licensor of a customer to whom Close-Outs may be sold shall not be deemed to be approval of sales of Licensed Products which are not Close-Outs to such customer."

      18. Paragraph 10.2 of the License is hereby amended by deleting the words "Paragraph 11.1 and 11.2" from the second sentence thereof and replacing them with "Paragraph 10.1".

      19. Paragraph 18.4(c)(3) of the License is hereby amended by inserting the word "additional" before "insured".

      20. Paragraph 20.1 of the License is hereby amended by deleting the addresses for notices and replacing them with the following:


                        "TOMMY HILFIGER LICENSING, INC.
                        University Plaza - Bellevue Building
                        262 Chapman Road, Suite 103A
                        Newark, Delaware 19702
                        Attention:  Thomas Welcher
                        Telephone:  (302) 286-6531
                        Facsimile:    (302) 286-6604

      with a copy to:   Steven R. Gursky, Esq.
                        Gursky & Partners, LLP
                        1350 Broadway, 11th Floor
                        New York, New York  10018
                        Telephone:  (212) 904-1234
                        Facsimile:    (212) 967-4465"

      21. Exhibit A of the License is hereby amended by adding the following thereto:

            "Trademark                        Registration Number

            H Hilfiger                        Applied for"


      22. Except as modified hereby, all other paragraphs contained therein shall remain in full force and effect and nothing contained herein shall alter them in any way and are hereby in all respects ratified and confirmed.

      IN WITNESS WHEREOF, Licensor and Licensee have respectively signed this Amendment as of the date first written above.

TOMMY HILFIGER LICENSING, INC.                  THE STRIDE RITE CORPORATION


By:  /s/ Thomas E. Welcher                By:  /s/ Richard T. Thornton
   ------------------------------             -----------------------------
Title:   Assistant Secretary              Title: President & COO
      ---------------------------                --------------------------
Date:    1/15/04                          Date:    1/9/04
     ----------------------------               ---------------------------